UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 16, 2015

Marina Biotech, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 1559, Bothell, WA		98041
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	425-892-4322

N/A

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Marina Biotech, Inc. (the “Company”) was held on October 16, 2015. As of September 22, 2015, the record date for the Annual Meeting, 26,451,237 shares of common stock were issued and outstanding. The holders of the Company’s Series C Convertible Preferred Stock (the “Series C Stock”) and the Company’s Series D Convertible Preferred Stock (the “Series D Stock”) were entitled to vote an additional 1,899,479 shares at the Annual Meeting, on an as-converted basis, after taking into account the beneficial ownership limitations set forth in the Certificate of Designation of Rights, Preferences and Privileges of each of the Series C Stock and the Series D Stock. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below. The voting results reported below are final.

PROPOSAL No. 1

The Company’s stockholders elected each of the Company’s five (5) director nominees listed below, each to serve as directors of the Company until the 2016 Annual Meeting of Stockholders, based upon the following votes:

Nominee	Votes “FOR”	Votes WITHHELD	Broker Non-Votes
J. Michael French	12,658,893	1,748,346	-0-
Stefan Loren, Ph.D.	12,667,720	1,729,519	-0-
Joseph W. Ramelli	12,604,345	1,802,885	-0-
Philip C. Ranker	12,655,132	1,752,107	-0-
Donald A. Williams	12,668,880	1,738,359	-0-

PROPOSAL No. 2

The Company’s stockholders ratified the appointment by the Company of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 based upon the following votes:

Votes “FOR”	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
13,432,963	768,107	206,169	-0-

PROPOSAL No. 3

The Company’s stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers, based upon the following votes:

Votes “FOR”	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
12,106,182	1,690,074	610,983	-0-

Item 8.01 Other Events.

Investor Presentation

Attached to this Current Report on Form 8-K as Exhibit 99.1, and incorporated herein by reference, is a copy of a presentation about the Company that was used at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Investor Presentation of Marina Biotech, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marina Biotech, Inc.

October 20, 2015	By:	/s/ J. Michael French

Name:	J. Michael French
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation of Marina Biotech, Inc.